As filed with the Securities and Exchange Commission on November 24, 2010.

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-02273
TRANSAMERICA INCOME SHARES, INC.
(Exact Name of Registrant as Specified in Charter)
570 Carillon Parkway, St. Petersburg, Florida 33716
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (727) 299-1800
Dennis P. Gallagher, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and Address of Agent for Service)
Date of fiscal year end: March 31
Date of reporting period: April 1, 2010 – September 30, 2010

TRANSAMERICA
INCOME SHARES, INC.
Semi-Annual Report
September 30, 2010

Transamerica Income Shares, Inc.
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at April 1, 2010 and held for the entire period until September 30, 2010.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees. Examples of such expenses are fees and expenses of directors and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio

Transamerica Income Shares, Inc.	$1,000.00	$1,041.40	$4.40	$1,020.76	$4.36	0.86%

(a)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (183 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At September 30, 2010
(The following chart summarizes the Schedule of Investments of the fund by asset type)
(unaudited)

% of Net
Asset Type	Assets

Corporate Debt Securities	68.0%
Securities Lending Collateral	18.5
Mortgage-Backed Securities	10.8
Preferred Corporate Debt Securities	6.4
Foreign Government Obligation	3.7
Asset-Backed Securities	3.4
U.S. Government Obligations	2.0
Preferred Stocks	1.2
Convertible Preferred Stock	1.1
Convertible Bonds	1.0
Municipal Government Obligation	0.8
U.S. Government Agency Obligation	0.5
Repurchase Agreement	0.5
Other Assets and Liabilities — Net	(17.9)

Total	100.0%

Transamerica Income Shares, Inc.		Semi – Annual Report 2010

Transamerica Income Shares, Inc.
SCHEDULE OF INVESTMENTS
At September 30, 2010
(all amounts in thousands)
(unaudited)

		Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 2.0%
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029		$914	$1,078
U.S. Treasury Note
1.38%, 05/15/2013		1,000	1,021
3.50%, 05/15/2020		630	684

Total U.S. Government Obligations (cost $2,645)			2,783

U.S. GOVERNMENT AGENCY OBLIGATION - 0.5%
Freddie Mac, IO
5.00%, 08/01/2035		4,855	652
Total U.S. Government Agency Obligation (cost $1,085)

FOREIGN GOVERNMENT OBLIGATIONS - 3.7%
Canada Housing Trust No. 1
3.15%, 06/15/2015	CAD	1,500	1,521
Republic of Chile
5.50%, 08/05/2020	CLP	576,000	1,263
United Mexican States
7.00%, 06/19/2014	MXN	12,000	1,003
7.50%, 06/21/2012	MXN	17,500	1,443

Total Foreign Government Obligations (cost $4,877)			5,230

MORTGAGE-BACKED SECURITIES - 10.8%
American General Mortgage Loan Trust
Series 2009-1, Class A6
5.75%, 09/25/2048 - 144A *		$1,050	1,089
American Tower Trust
Series 2007-1A, Class C
5.62%, 04/15/2037 - 144A		1,555	1,657
Series 2007-1A, Class D
5.96%, 04/15/2037 - 144A		990	1,055
BCAP LLC Trust
Series 2009-RR10, Class 2A1
3.08%, 08/26/2035 - 144A *		740	733
Series 2009-RR13, Class 13A3
5.25%, 03/26/2037 - 144A *		870	892
Series 2009-RR14, Class 1A1
6.00%, 05/26/2037 - 144A *		916	925
Series 2009-RR3, Class 2A1
5.62%, 05/26/2037 - 144A *		379	393
Series 2009-RR6, Class 2A1
5.33%, 08/26/2035 - 144A *		1,067	1,028
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 - 144A *		973	978
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.30%, 12/26/2037 - 144A *		525	542
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 - 144A		450	466
Series 2009-R7, Class 12A1
5.32%, 08/26/2036 - 144A *		489	493
Series 2009-R7, Class 16A1
5.60%, 12/26/2036 - 144A *		273	280
Series 2009-R7, Class 1A1
5.58%, 02/26/2036 - 144A *		865	885
Series 2009-R7, Class 4A1
3.07%, 09/26/2034 - 144A *		745	741
Series 2009-R9, Class 1A1
5.75%, 08/26/2046 - 144A *		742	751
JP Morgan Re-REMIC
Series 2009-7, Class 8A1
5.68%, 01/27/2047 - 144A *		845	846
WaMu Mortgage Pass-Through Certificates
Series 2003-S9, Class A6
5.25%, 10/25/2033		850	866
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-G, Class A1
4.10%, 06/25/2033 *		334	340
Series 2003-L, Class 1A2
4.53%, 11/25/2033 *		281	289

Total Mortgage-Backed Securities (cost $14,413)			15,249

ASSET-BACKED SECURITIES - 3.4%
America West Airlines Pass-Through Trust
Series 2001-1, Class G
8.06%, 07/02/2020		1,007	1,052
Continental Airlines Pass-Through Trust
Series 1997-1, Class A
7.46%, 04/01/2015		1,188	1,235
Gazprom Via Gaz Capital SA
8.13%, 07/31/2014 - 144A		940	1,066
UAL Pass-Through Trust
Series 2009-1
10.40%, 11/01/2016		1,267	1,413

Total Asset-Backed Securities (cost $4,518)			4,766

MUNICIPAL GOVERNMENT OBLIGATION - 0.8%
State of California
7.95%, 03/01/2036		1,035	1,103
Total Municipal Government Obligation (cost $1,036)

PREFERRED CORPORATE DEBT SECURITIES - 6.4%
Commercial Banks - 3.0%
PNC Financial Services Group, Inc.
8.25%, 05/21/2013 Žˆ *		1,250	1,328
Rabobank Nederland NV
11.00%, 06/30/2019 - 144A Ž *		1,095	1,424
Wells Fargo & Co. - Series K
7.98%, 03/15/2018 Žˆ *		1,440	1,515
Diversified Financial Services - 3.0%
City National Capital Trust I
9.63%, 02/01/2040		1,380	1,434
JPMorgan Chase Capital XXV - Series Y
6.80%, 10/01/2037 ˆ		1,000	1,016
ZFS Finance USA Trust II
6.45%, 06/15/2016 - 144A *		1,930	1,833
Insurance - 0.4%
Reinsurance Group of America, Inc. - Series A
6.75%, 12/15/2065 ˆ *		600	528

Total Preferred Corporate Debt Securities (cost $8,359)			9,078

CORPORATE DEBT SECURITIES - 68.0%
Beverages - 0.3%
Beverages & More, Inc.
9.63%, 10/01/2014 - 144A		365	369
Building Products - 0.4%
Voto-Votorantim Overseas Trading Operations NV
6.63%, 09/25/2019 - 144A ˆ		600	632
Capital Markets - 0.8%
E*Trade Financial Corp.
7.38%, 09/15/2013		1,100	1,075

The notes to the financial statements are an integral part of this report.
Transamerica Income Shares, Inc.		Semi – Annual Report 2010

Transamerica Income Shares, Inc.
SCHEDULE OF INVESTMENTS (continued)
At September 30, 2010
(all amounts in thousands)
(unaudited)

	Principal	Value

Chemicals - 0.6%
Momentive Performance Materials, Inc.
9.75%, 12/01/2014 ˆ	$765	$784
Commercial Banks - 7.6%
Barclays Bank PLC
10.18%, 06/12/2021 - 144A	1,212	1,617
BBVA Bancomer SA/Texas
7.25%, 04/22/2020 - 144A	800	859
First Tennessee Bank NA
4.63%, 05/15/2013	1,400	1,400
M&I Marshall & Ilsley Bank
4.85%, 06/16/2015 ˆ	1,600	1,554
5.00%, 01/17/2017 ˆ	1,000	953
Regions Bank
7.50%, 05/15/2018 ˆ	1,465	1,544
Scotland International Finance
6.50%, 02/15/2011 - 144A	1,310	1,299
Zions Bancorporation
7.75%, 09/23/2014 ˆ	1,400	1,483
Commercial Services & Supplies - 0.9%
KAR Auction Services, Inc.
8.75%, 05/01/2014	1,110	1,155
Consumer Finance - 0.8%
Cardtronics, Inc.
8.25%, 09/01/2018 ˆ	1,110	1,168
Containers & Packaging - 1.8%
Graphic Packaging International, Inc.
9.50%, 06/15/2017 ˆ	2,375	2,529
Distributors - 0.4%
Edgen Murray Corp.
12.25%, 01/15/2015 ˆ	800	578
Diversified Financial Services - 12.4%
Aviation Capital Group
7.13%, 10/15/2020 - 144A	1,500	1,500
Cemex Finance LLC
9.50%, 12/14/2016 - 144A ˆ	1,200	1,207
CIT Group, Inc.
7.00%, 05/01/2014 ˆ	925	923
Glencore Funding LLC
6.00%, 04/15/2014 - 144A	1,500	1,556
GTP Towers Issuer LLC
4.44%, 02/15/2015 - 144A	1,305	1,387
Hyundai Capital Services, Inc.
6.00%, 05/05/2015 - 144A	576	629
International Lease Finance Corp.
5.45%, 03/24/2011	775	778
6.50%, 09/01/2014 - 144A	1,375	1,475
Irish Life & Permanent Group Holdings PLC
3.60%, 01/14/2013 - 144A	1,500	1,417
Marina District Finance Co., Inc.
9.50%, 10/15/2015 - 144A ˆ	1,145	1,111
9.88%, 08/15/2018 - 144A ˆ	35	34
Oaktree Capital Management, LP
6.75%, 12/02/2019 - 144A	1,110	1,196
QHP Royalty Sub LLC
10.25%, 03/15/2015 - 144A	870	890
Selkirk Cogen Funding Corp. - Series A
8.98%, 06/26/2012	675	711
Sensus USA, Inc.
8.63%, 12/15/2013 ˆ	300	303
TNK-BP Finance SA
7.50%, 03/13/2013 - 144A ˆ	680	738
Unison Ground Lease Funding LLC
6.39%, 04/15/2020 - 144A	1,515	1,628
Diversified Telecommunication Services - 1.0%
Sprint Capital Corp.
8.38%, 03/15/2012 ˆ	1,300	1,391
Electric Utilities - 1.8%
Intergen NV
9.00%, 06/30/2017 - 144A	1,225	1,295
KCP&L Greater Missouri Operations Co.
11.88%, 07/01/2012	1,085	1,249
Electronic Equipment & Instruments - 0.8%
Anixter, Inc.
5.95%, 03/01/2015	1,200	1,179
Energy Equipment & Services - 2.0%
Enterprise Products Operating LLC - Series A
8.38%, 08/01/2066 ˆ *	600	626
MarkWest Energy Partners LP
6.88%, 11/01/2014	850	860
Pride International, Inc.
6.88%, 08/15/2020	610	664
Weatherford International, Ltd.
9.63%, 03/01/2019 ˆ	545	711
Food & Staples Retailing - 2.2%
Ingles Markets, Inc.
8.88%, 05/15/2017 ˆ	1,055	1,136
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012 ˆ	915	916
SUPERVALU, Inc.
7.50%, 11/15/2014	1,100	1,106
Food Products - 2.0%
C&S Group Enterprises LLC
8.38%, 05/01/2017 - 144A ˆ	721	704
Lorillard Tobacco Co.
8.13%, 06/23/2019	1,230	1,408
Michael Foods, Inc.
9.75%, 07/15/2018 - 144A	720	770
Gas Utilities - 1.0%
EQT Corp.
8.13%, 06/01/2019	1,190	1,475
Health Care Providers & Services - 1.4%
Community Health Systems, Inc.
8.88%, 07/15/2015 ˆ	1,100	1,168
DaVita, Inc.
7.25%, 03/15/2015 ˆ	750	779
Hotels, Restaurants & Leisure - 2.6%
Firekeepers Development Authority
13.88%, 05/01/2015 - 144A	625	728
MGM Resorts International
6.75%, 09/01/2012 ˆ	900	851
8.38%, 02/01/2011 ˆ	1,075	1,085
Pokagon Gaming Authority
10.38%, 06/15/2014 - 144A	1,000	1,044
Household Durables - 0.6%
Lennar Corp.
12.25%, 06/01/2017 ˆ	450	531
Sealy Mattress Co.
8.25%, 06/15/2014	375	378
Insurance - 4.7%
American Financial Group, Inc.
9.88%, 06/15/2019	920	1,134

The notes to the financial statements are an integral part of this report.
Transamerica Income Shares, Inc.		Semi – Annual Report 2010

Transamerica Income Shares, Inc.
SCHEDULE OF INVESTMENTS (continued)
At September 30, 2010
(all amounts except share amounts in thousands)
(unaudited)

	Principal	Value

Insurance (continued)
Chubb Corp.
6.38%, 03/29/2067 *	$729	$718
Fidelity National Financial, Inc.
6.60%, 05/15/2017	1,495	1,543
Oil Insurance, Ltd.
7.56%, 06/30/2011 - 144A Ž *	2,004	1,777
Travelers Cos., Inc.
6.25%, 03/15/2037 *	1,580	1,517
Machinery - 0.3%
Polypore, Inc.
8.75%, 05/15/2012 ˆ	450	451
Media - 0.6%
Lions Gate Entertainment, Inc.
10.25%, 11/01/2016 - 144A	775	787
Metals & Mining - 2.6%
Anglo American Capital PLC
9.38%, 04/08/2019 - 144A ˆ	1,165	1,572
FMG Finance Property, Ltd.
10.63%, 09/01/2016 - 144A	500	616
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/2019	1,100	1,535
Multi-Utilities - 1.1%
Black Hills Corp.
5.88%, 07/15/2020 ˆ	700	740
9.00%, 05/15/2014	640	759
Oil, Gas & Consumable Fuels - 5.0%
Berry Petroleum Co.
10.25%, 06/01/2014 ˆ	925	1,043
Energy Transfer Equity, LP
7.50%, 10/15/2020	180	189
Lukoil International Finance BV
6.38%, 11/05/2014 - 144A	880	935
OPTI Canada, Inc.
8.25%, 12/15/2014	1,000	760
Petrohawk Energy Corp.
7.25%, 08/15/2018 - 144A	1,200	1,224
Petroleum Co., of Trinidad & Tobago, Ltd.
9.75%, 08/14/2019 - 144A	571	699
Petroleum Development Corp.
12.00%, 02/15/2018	400	444
Ras Laffan Liquefied Natural Gas Co., Ltd. III
6.75%, 09/30/2019 - 144A ˆ	1,385	1,656
Paper & Forest Products - 1.7%
Ainsworth Lumber Co., Ltd.
11.00%, 07/29/2015 - 144A Ω	1,261	1,033
Exopack Holding Corp.
11.25%, 02/01/2014	1,375	1,406
Real Estate Investment Trusts - 2.9%
Dexus Property Group
7.13%, 10/15/2014 - 144A	1,310	1,443
Kilroy Realty, LP
6.63%, 06/01/2020 - 144A	1,050	1,065
PPF Funding, Inc.
5.35%, 04/15/2012 - 144A	1,515	1,554
Real Estate Management & Development - 1.0%
Post Apartment Homes, LP
5.45%, 06/01/2012	1,380	1,434
Specialty Retail - 1.4%
Michaels Stores, Inc.
11.38%, 11/01/2016 ˆ	1,100	1,195
Sally Holdings LLC
9.25%, 11/15/2014 ˆ	750	789
Transportation Infrastructure - 0.8%
Martin Midstream Partners & Finance
8.88%, 04/01/2018 - 144A	1,100	1,106
Wireless Telecommunication Services - 4.5%
Crown Castle Towers LLC
4.88%, 08/15/2020 - 144A	1,965	2,030
6.11%, 01/15/2020 - 144A	1,415	1,563
Nextel Communications, Inc. - Series D
7.38%, 08/01/2015 ˆ	1,300	1,307
SBA Tower Trust
5.10%, 04/15/2017 - 144A	1,350	1,461

Total Corporate Debt Securities (cost $88,983)		96,021

CONVERTIBLE BONDS - 1.0%
Automobiles - 0.5%
Ford Motor Co.
4.25%, 11/15/2016	430	642
Energy Equipment & Services - 0.5%
Transocean, Inc.
1.63%, 12/15/2037 ˆ	750	744

Total Convertible Bonds (cost $1,164)		1,386

	Shares	Value

CONVERTIBLE PREFERRED STOCK - 1.1%
Diversified Financial Services - 1.1%
Vale Capital II 6.75% ˆ	17,000	1,521
Total Convertible Preferred Stock (cost $1,280)

PREFERRED STOCKS - 1.2%
Commercial Banks - 0.6%
BB&T Capital Trust VI 9.60% ˆ	29,500	844
Diversified Telecommunication Services - 0.6%
Centaur Funding Corp. 9.08% - 144A	852	907

Total Preferred Stocks (cost $1,575)		1,751

SECURITIES LENDING COLLATERAL - 18.5%
State Street Navigator Securities Lending
Trust - Prime Portfolio, 0.39% ▲	26,078,325	26,078
Total Securities Lending Collateral (cost $26,078)

	Principal	Value

REPURCHASE AGREEMENT - 0.5%
State Street Bank & Trust Co.
0.01% ▲, dated 09/30/2010, to be repurchased at $740 on 10/01/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $756.	$740	740
Total Repurchase Agreement (cost $740)

Total Investment Securities (cost $156,753) #		166,358
Other Assets and Liabilities - Net		(25,228)

Net Assets		$141,130

The notes to the financial statements are an integral part of this report.
Transamerica Income Shares, Inc.	Semi – Annual Report 2010

Transamerica Income Shares, Inc.
SCHEDULE OF INVESTMENTS (continued)
At September 30, 2010
(all amounts in thousands)
(unaudited)
NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 09/30/2010.

Ž	The security has a perpetual maturity. The date shown is the next call date.

ˆ	All or a portion of this security is on loan. The value of all securities on loan is $25,546.

Ω	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.

▲	Rate shown reflects the yield at 09/30/2010.

#	Aggregate cost for federal income tax purposes is $156,753. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $10,639 and $1,034, respectively. Net unrealized appreciation for tax purposes is $9,605.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 09/30/2010, these securities aggregated $63,590, or 45.06%, of the fund’s net assets.

CAD	Canadian Dollar

CLP	Chilean Peso

IO	Interest Only

MXN	Mexican Peso

REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$4,766	$—	$4,766
Convertible Bonds	—	1,386	—	1,386
Convertible Preferred Stocks	1,521	—	—	1,521
Corporate Debt Securities	—	96,021	—	96,021
Foreign Government Obligations	—	5,230	—	5,230
Mortgage-Backed Securities	—	15,249	—	15,249
Municipal Government Obligations	—	1,103	—	1,103
Preferred Corporate Debt Securities	—	9,078	—	9,078
Preferred Stocks	1,751	—	—	1,751
Repurchase Agreement	—	740	—	740
Securities Lending Collateral	26,078	—	—	26,078
U.S. Government Agency Obligations	—	652	—	652
U.S. Government Obligations	—	2,783	—	2,783

Total	$29,350	$137,008	$—	$166,358

The notes to the financial statements are an integral part of this report.
Transamerica Income Shares, Inc.	Semi – Annual Report 2010

Transamerica Income Shares, Inc.
STATEMENT OF ASSETS AND LIABILITIES
At September 30, 2010
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $156,013) (including securities loaned of $25,546)	$165,618
Repurchase agreement, at value (cost: $740)	740
Receivables:
Investment securities sold	1,415
Interest	2,314
Securities lending income (net)	7
Prepaid expenses	7

170,101

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,866
Management and advisory fees	58
Transfer agent fees	7
Administration fees	2
Dividends to shareholders	916
Other	44
Collateral for securities on loan	26,078

28,971

Net assets applicable to 6,319 capital shares outstanding, $1.00 par value (authorized 20,000 shares)	$141,130

Net asset value per share	$22.33

Net assets consist of:
Paid-in capital	141,184
Accumulated net investment loss	(786)
Accumulated net realized loss from investment securities	(8,874)
Net unrealized appreciation (depreciation) on:
Investment securities	9,605
Translation of assets and liabilities denominated in foreign currencies	1

Net assets	$141,130

STATEMENT OF OPERATIONS
For the period ended September 30, 2010
(all amounts in thousands)
(unaudited)

Investment income:
Interest income	$5,085
Dividend income (net of withholding taxes on foreign dividends of $3)	121
Securities lending income (net)	21

5,227

Expenses:
Management and advisory	350
Transfer agent	33
Printing and shareholder reports	19
Custody	16
Administration	14
Legal	126
Audit and tax	15
Director	9
Other	18

Total expenses	600

Net investment income	4,627

Net realized gain (loss) on transactions from:
Investment securities	3,587
Foreign currency transactions	(9)

3,578
Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	(1,040)

Change in unrealized appreciation (depreciation)	(1,040)

Net realized and unrealized gain	2,538

Net increase In net assets resulting from operations	$7,165

The notes to the financial statements are an integral part of this report. Transamerica Income Shares, Inc.	Semi – Annual Report 2010

Transamerica Income Shares, Inc.
STATEMENTS OF CHANGES IN NET ASSETS
For the period and year ended:
(all amounts in thousands)

	September
	30, 2010	March 31,
	(unaudited)	2010
From operations:
Net investment income	$4,627	$9,434
Net realized gain from investment securities and foreign currency transactions	3,578	9,577
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(1,040)	17,251

Net increase in net assets resulting from operations	7,165	36,262

Distributions to shareholders:
From net investment income:	(5,276)	(9,762)

Net increase (decrease) in net assets	1,889	26,500

Net assets:
Beginning of period/year	$139,241	$112,741

End of period/year	$141,130	$139,241

Accumulated net investment loss	$(786)	$(137)

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	For the
	period ended
	September
	30, 2010		Year Ended March 31,
	(unaudited)		2010	2009	2008	2007	2006
Net asset value
Beginning of period/year	$22.04		$17.84	$20.73	$22.32	$22.04	$23.17
Investment operations
Net investment income(a)	0.73		1.50	1.17	1.26	1.30	1.13
Net realized and unrealized gain (loss)	0.40		4.25	(2.79)	(1.50)	0.36	(0.70)

Total operations	1.13		5.75	(1.62)	(0.24)	1.66	0.43

Distributions
From net investment income	(0.84)		(1.55)	(1.27)	(1.35)	(1.38)	(1.30)
From net realized gains	—		—	—	—	—	(0.10)
Return of capital	—		—	—	—	—	(0.16)

Total distributions	(0.84)		(1.55)	(1.27)	(1.35)	(1.38)	(1.56)

Net asset value
End of period/year	$22.33		$22.04	$17.84	$20.73	$22.32	$22.04

Market value per share
End of period/year	$22.74		$22.66	$16.60	$18.50	$21.11	$21.23

Total return(b)	4.14	%(c)	33.49%	(3.24)%	(6.17)%	6.32%	4.87%
Ratio and supplemental data
Expenses to average net assets	0.86	%(d)	0.71%	0.72%	0.77%	0.77%	0.84%
Net investment income, to average net assets	6.61	%(d)	7.28%	6.13%	5.84%	5.91%	4.95%
Portfolio turnover rate	43	%(c)	131%	129%	75%	68%	95%
Net assets end of period/year (000’s)	$141,130		$139,241	$112,741	$130,979	$141,024	$139,275
The number of shares outstanding at the end of each period was 6,318,771.

(a)	Calculated based on average number of shares outstanding.

(b)	Based on the market price of the fund’s shares including the reinvestment of dividends and distributions at prices obtained by the fund’s dividend reinvestment plan.

(c)	Not annualized.

(d)	Annualized.

The notes to the financial statements are an integral part of this report.
Transamerica Income Shares, Inc.	Semi – Annual Report 2010

Transamerica Income Shares, Inc.
NOTES TO FINANCIAL STATEMENTS
At September 30, 2010
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Income Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.
The Fund’s primary investment objective is to seek as high a level of current income as is consistent with prudent investment, with capital appreciation as only a secondary objective.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Treasury inflation-protected securities (“TIPS”): The Fund invests in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.
Payment in-kind securities (“PIKs”): PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statement of Assets and Liabilities.
The PIKs at September 30, 2010 are listed in the Schedule of Investments.
Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).
Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at September 30, 2010 are shown in the Schedule of Investments and Statement of Assets and Liabilities.
Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Transamerica Income Shares, Inc.	Page 8	Semi – Annual Report 2010

Transamerica Income Shares, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
At September 30, 2010
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to a Real Estate Investment Trust (“REIT”) is recorded at the amount of distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Dividend distributions are declared monthly. Capital gains distributions are declared annually. Distributions are generally paid in the month following the ex-date, on or about the fifteenth calendar day. See “Automatic Reinvestment Plan” on page 16 for an opportunity to reinvest distributions in shares of the Fund’s common stock.
Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.
Market and credit risk: On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced additional steps taken by it in connection with the conservatorship. The U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities, including its guaranty obligations. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the FHFA determines that the FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.
NOTE 2. SECURITY VALUATIONS
All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Income Shares, Inc.	Page 9	Semi – Annual Report 2010

Transamerica Income Shares, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
At September 30, 2010
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.
Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.
Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.
Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.
Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.
U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Fund’s Board of Directors.
The hierarchy classification of inputs used to value the Fund’s investments at September 30, 2010 are disclosed at the end of the Fund’s Schedule of Investments.
NOTE 3. RELATED PARTY TRANSACTIONS
TAM is the Fund’s investment adviser. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and sub-adviser of the Fund.

Transamerica Income Shares, Inc.	Page 10	Semi – Annual Report 2010

Transamerica Income Shares, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
At September 30, 2010
(all amounts in thousands)
(unaudited)
NOTE 3. (continued)
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator. TAM, TIM, and TFS are affiliates of AEGON, NV.
Certain officers and directors of the Fund are also officers and/or directors of TAM, TIM, and TFS.
Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:
0.50% of ANA
TAM has agreed to voluntarily waive its advisory fee and will reimburse the Fund to the extent that operating expenses exceed the following stated limits of ANA:

First $30 million	1.50%
Over $30 million	1.00%
There were no fees waived during the period ended September 30, 2010.
Administrative Services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.
NOTE 4. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended September 30, 2010 were as follows:

Purchases of securities:
Long-term	$51,352
U.S. Government	9,067

Proceeds from maturities and sales of securities:
Long-term	$59,157
U.S. Government	8,787
NOTE 5. FEDERAL INCOME TAX MATTERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2007 – 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, foreign bonds, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals, paydowns, and bond premium amortization.

Transamerica Income Shares, Inc.	Page 11	Semi – Annual Report 2010

Transamerica Income Shares, Inc.
Change of Independent Registered Certified Public Accounting Firm.
PricewaterhouseCoopers LLP (“PwC”) served as independent registered certified public accounting firm through April 7, 2010. On April 8, 2010, upon recommendation by the Transamerica Income Shares’ Audit Committee, the Transamerica Income Shares’ Board selected Ernst & Young LLP to replace PwC as the independent public accountant for the fiscal year ending March 31, 2011.
The reports of PwC on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the two most recent fiscal years and through April 7, 2010, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.
During the two most recent fiscal years and through April 7, 2010, there have been no reportable events (as defined in Item 304(a)(l)(v) of Regulation S-K).
Transamerica Income Shares, Inc. has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed as Exhibit 77 to Form N-SAR.

Transamerica Income Shares, Inc.	Page 12	Semi – Annual Report 2010

Transamerica Income Shares, Inc.
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (unaudited)
At a meeting of the Board of Directors of Transamerica Income Shares, Inc. (the “Board”) held on June 9-10, 2010, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Income Shares, Inc. (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Directors determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser under the agreements is consistent with TAM’s fiduciary duty under applicable law. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2011. In reaching their decision, the Directors requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements. The Directors also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Directors also reviewed the Sub-Adviser’s investment approach for the Fund. The Board also considered the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Directors determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board considered the short and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2009. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1-year and 10-year periods and in line with the median for the past 3- and 5- year periods. The Directors noted the small size of the peer group and the manner in which Lipper calculates closed-end fund returns. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Directors noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the total expenses of the Fund were below the medians for its peer group and peer universe. The Directors noted the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser, as applicable, and determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the agreements are consistent with TAM’s fiduciary duty under applicable law. In making these observations and determinations, the Board reviewed, among other information, comparative information provided by Lipper and management.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Directors considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the management fee schedule and the existence of breakpoints, if any. The Directors also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board noted that management believes that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund is expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Directors also noted that TAM would not realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Directors favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Directors also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund.

Transamerica Income Shares, Inc.	Page 13	Semi – Annual Report 2010

Transamerica Income Shares, Inc.
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (unaudited)
(continued)
Conclusion. After consideration of the factors described above as well as other factors, the Directors, including all of the independent members of the Board, concluded that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement and the compensation to be received by TAM and the Sub-Adviser is consistent with TAM’s fiduciary duty under applicable law and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Transamerica Income Shares, Inc.	Page 14	Semi – Annual Report 2010

Transamerica Income Shares, Inc.
RESULTS OF SHAREHOLDER PROXY (unaudited)
Section 270.30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Directors of the Fund solicited a vote by the shareholders for the following item:
At the annual meeting of shareholders held on July 15, 2010, the results of the vote on Proposal 1 were as follows:
Proposal 1: To elect three Directors to serve as Class I Directors for three year terms, and until their successors are duly elected and qualify.

	For	Withheld
Leo J. Hill	5,624,087.207	96,328.614
Patricia L. Sawyer	5,622,703.923	97,711.898
Eugene M. Mannella	5,609,174.207	111,241.614

Transamerica Income Shares, Inc.	Page 15	Semi – Annual Report 2010

Transamerica Income Shares, Inc.
AUTOMATIC REINVESTMENT PLAN
Holders of 50 shares or more of the Fund’s common stock are offered the opportunity to reinvest dividends and other distributions in shares of the common stock of the Fund through participation in the Automatic Reinvestment Plan (the “Plan”). Under the Plan, BNY Mellon, as Transfer Agent, automatically invests dividends and other distributions in shares of the Fund’s common stock by making purchases in the open market. Plan participants may also deposit cash in amounts between $25 and $2,500 with BNY Mellon for the purchase of additional shares. Dividends, distributions and cash deposits are invested in, and each participant’s account credited with, full and fractional shares.
The price at which BNY Mellon is deemed to have acquired shares for a participant’s account is the average price (including brokerage commissions and any other costs of purchase) of all shares purchased by it for all participants in the Plan.
Your dividends and distributions, even though automatically reinvested, continue to be taxable as though received in cash.
Another feature of the Plan is the “Optional Cash Only” feature. You can make additional investments only, without reinvesting your monthly dividend. If you own 50 shares or more, registered in your name and currently in your Plan account, and desire to periodically send additional contributions between $25 and $2,500 for investment, you may do so. The shares you own and the new shares acquired through this feature will not participate in automatic reinvestment of dividends and distributions. Rather, the shares you acquire if you participate in the “Optional Cash Only” feature of the Plan will be held for safekeeping in your Plan account. Each investment will be made on or near the next dividend payment date. All other procedures for the purchase and sale of shares described above will apply.
BNY Mellon charges a service fee of $1.75 for each investment, including both dividend reinvestment and optional cash investment.
Shareholders interested in obtaining a copy of the Plan should contact BNY Mellon:
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310-1900
1-800-454-9575
Foreign Shareowners: 201-680-6578

Transamerica Income Shares, Inc.	Page 16	Semi – Annual Report 2010

Transamerica Income Shares, Inc.
OTHER INFORMATION (unaudited)
NOTICE OF PRIVACY POLICY
At Transamerica Income Shares, Inc., protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
•	Information we receive from you on applications or other forms, such as your name, address and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.
Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of Transamerica Income Shares, Inc. in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Income Shares, Inc.	Page 17	Semi – Annual Report 2010

Transamerica Income Shares, Inc.
PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS
A description of the Fund’s proxy voting policies and procedures is available upon request by calling 1-888-233-4339 (toll free) or can be located on the Securities and Exchange Commission (“SEC”) website http://www.sec.gov.
In addition, the Fund is required to file Form N-PX, with the complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX is available without charge from the Fund by calling 1-888-233-4339, and can also be located on the SEC’s website at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
CORPORATE GOVERNANCE CHANGES
At its October 7, 2010 meeting, the Board of Directors approved certain corporate governance changes, including amendments to the Fund’s Bylaws. The changes are below. The amended bylaws are available to any shareholder of the Fund upon request.
SECTION 2.03. Election, Tenure, and Classification of Directors. Pursuant to Section 3-803 of the Maryland General Corporation Law (the “MGCL”), prior to the 2010 annual meeting of stockholders, the Directors shall classify themselves by resolution into the following three classes: Class I, Class II and Class III. The classes shall be of approximately equal size. At the 2010 annual meeting, Directors of Class I shall be elected to the Board of Directors for a three year term. At the 2011 annual meeting, Directors of Class II shall be elected to the Board of Directors for a three year term. At the 2012 annual meeting, Directors of Class III shall be elected to the Board of Directors for a three year term. At each subsequent annual meeting, the Directors chosen to succeed those whose terms are then expiring shall be identified as being of the same class as the Directors whom they succeed and shall be elected for a term expiring at the third succeeding annual meeting subsequent to their election, in each case until their respective successors are elected and qualified. Directors shall only be elected at annual meetings of the stockholders, except as provided in the Charter. Notwithstanding the foregoing, nothing in this Section 2.03 shall impair the power of the Board of Directors to appoint Directors to fill vacancies in the Board of Directors, as provided in the Charter.
SECTION 7.17. Experts. The appointment, designation or identification (including in any proxy or registration statement or other document) of a Director as chair of the Board of Directors, a member or chair of a committee of the Board of Directors, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Director, or as having experience, attributes or skills in any area, or any other appointment, designation or identification of a Director, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Director under the MGCL in the absence of the appointment, designation or identification, and no Director who has special attributes, skills, experience or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Director as aforesaid shall affect in any way that Director’s rights or entitlement to indemnification or advancement of expenses.

Transamerica Income Shares, Inc.	Page 18	Semi – Annual Report 2010

Investment Adviser
Transamerica Asset Management, Inc.
570 Carillon Parkway
St. Petersburg, FL 33716-1202
Sub-Adviser
Transamerica Investment Management, LLC
11111 Santa Monica Boulevard, Suite 820
Los Angeles, CA 90025
Transfer Agent
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310-1900
1-800-454-9575
Foreign Shareowners: 201-680-6578
www.bnymellon.com/shareowner/isd
Custodian
State Street Bank & Trust Company
200 Clarendon Street
Boston, MA 02116
1-617-937-6700
Listed
New York Stock Exchange
Symbol: TAI
NASDAQ Symbol: XTAIX
Transamerica Income Shares, Inc. is a closed-end investment company which invests primarily in debt securities. Its primary investment objective is to seek as high a level of current income as is consistent with prudent investment, with capital appreciation as only a secondary objective.

Item 1: Report(s) to Shareholders.
The Semi-Annual Report is attached.
Item 2: Code of Ethics.
Not applicable for semi-annual reports.
Item 3: Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4: Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5: Audit Committee of Listed Registrant.
Not applicable for semi-annual reports.
Item 6: Schedule of Investments.
The schedule of investments is included in the Semi-Annual Report to shareholders filed under Item 1 of this Form N-CSR.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable (no change from annual report).
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable (no change from annual report).
Item 11: Controls and Procedures.
(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1)	Not applicable.

	(2)	Separate certifications for registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.
(b)	A certification for registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Income Shares, Inc. (Registrant)
By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: November 24, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date:	November 24, 2010

By:	/s/ Robert A. DeVault, Jr.
Robert A. DeVault, Jr.
Principal Financial Officer
Date:	November 24, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(2)(i)	Section 302 N-CSR Certification of Chief Executive Officer

12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

12(b)	Section 906 N-CSR Certification of Chief Executive Officer and Principal Financial Officer